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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                 Judiciary Plaza, 100 F Street, N.E., Room 1580,
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) - AUG 22, 2007

                       Commission File Number: 0001370489

                          BLUEFIRE ETHANOL FUELS, INC.
              (Exact name of registrant as specific in its charter)

          NEVADA                                             20-4590982
 (State of Incorporation)                            (I.R.S. Employer I.D. No.)

                                    31 MUSICK
                            IRVINE, CALIFORNIA 92618
          (Address of principal executive offices, including zip code)

                                 (949) 588-3767
              (Registrant's telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Precommencement communications
pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On August 22, 2007 BlueFire Ethanol Fuels, Inc. ("Company") entered into a definitive Convertible Note and Warrant Agreements with two accredited investors for a private placement of an aggregate of $2,000,000 of 8% senior secured convertible notes due August 21, 2009 (the "Notes"), and issued an aggregate of stock purchase warrants (the "Warrants") to purchase (i) 500,000 shares of our common stock exercisable before August 21, 2010, with an exercise price of $5.47807, and (ii) 500,000 shares of our common stock exercisable before August 21, 2010, with an exercise price of $ 6.32085. The Notes are convertible at the option of the holder at any time prior to maturity, or a mandatory conversion takes place in the event of a qualified financing, into shares of our common stock, at a conversion price of $4.2139. The offer and sale of the securities above were effected in reliance on the exemptions for sales of securities not involving a public offering, as set forth in Sections 4(2) and/or
Section 4(6) of the Securities Act of 1933, and Rule 506 of Regulation D adopted thereunder.

We have agreed to file a registration statement with the Securities and Exchange Commission for the underlying common stock upon conversion of the Notes according to the terms of the registration rights section of the Notes, but in no case later than 120 days from the close of this financing. Our obligations under the Notes and the other transaction documents are secured by certain of our assets as outlined in the Notes.

The investors have the right to invest up to an additional $2,000,000 collectively in a similar convertible note within a 12 month period, on the same terms as provided in the Notes, provided however, such (i) Additional Notes shall have a revised conversion price equal to $6.32085, (ii) Additional A Warrants shall have an exercise price per share equal to $8.217105 and (iii) Additional B Warrants shall have an exercise price per share equal to $9.481275.

The Company will pay to the investors a non-accountable expense fee totaling $30,000 toward legal fees and expenses (including due diligence costs).

The Company may prepay these Notes, in whole but not in part, at any time prior to maturity by paying the outstanding principal amount of the Note together with accrued interest thereon to the date of prepayment. The Company would have to pay a prepayment premium of (i) cash in the amount of 8% of the aggregate outstanding principle amount being prepaid, and (ii) warrants to purchase a total of 50,000 shares of Common Stock at $5.47807 on the same terms and conditions as the Warrants.

ITEM 9.01 EXHIBITS

      (d) Exhibits

4.1 Form of Convertible Promissory Note dated August 22, 2007 by and among the investors and the Company.

4.2 Form of Warrant dated August 22, 2007 by and among the investors and the Company.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


Date: Aug 28, 2007                  BLUEFIRE ETHANOL FUELS, INC.


                                    By:     /s/ Arnold Klann
                                           --------------------------------
                                            Arnold Klann
                                            Chief Executive Officer, Director